UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): October 30, 2008

InterDigital, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-11152 (Commission File Number)	23-1882087 (IRS Employer Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania	19406-1409
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-878-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Item 2.02. Results of Operations and Financial Condition.
     On October 30, 2008, InterDigital, Inc. issued a press release announcing its results of operations and financial condition for the fiscal quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	InterDigital, Inc. press release dated October 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.
By:	/s/ Steven W. Sprecher
Steven W. Sprecher
General Counsel, Secretary and Government Affairs Officer

Dated: October 30, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	InterDigital, Inc. press release dated October 30, 2008